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================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------



Date of Report (Date of earliest event reported):    March 2, 2001



                          CADENCE DESIGN SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



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

          Delaware                  1-10606                77-0148231
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
     of Incorporation )             Number)            Identification Number)

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                          2655 SEELY AVENUE, BUILDING 5
                           SAN JOSE, CALIFORNIA 95134
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (408) 943-1234
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ITEM 5. OTHER EVENTS.

         On March 2, 2001, Cadence Design Systems, Inc., a Delaware corporation (the "Registrant"), announced the completion of its acquisition of CadMOS Design Technology, Inc., a California corporation ("CadMOS"). The acquisition of CadMOS was effected by means of a merger pursuant to which a wholly-owned subsidiary of the Registrant merged with and into CadMOS, with CadMOS as the surviving company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS

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         Exhibit No.                         Description
         -----------                         -----------


        Exhibit 99.1                          Press Release of the Registrant issued on March 2, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of March 5, 2001.

                               CADENCE DESIGN SYSTEMS, INC.


                               By:   /s/  R. L. SMITH MCKEITHEN
                                     ------------------------------------
                                     R.L. Smith McKeithen
                                     Senior Vice President and General Counsel




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                                  EXHIBIT INDEX

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


EXHIBIT NO.          DOCUMENT
-----------          --------


Exhibit 99.1         Press Release of the Registrant issued on March 2, 2001.

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